Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of International Game Technology (Company) on Form 10-Q for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (Report), I, Patrick Cavanaugh, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i)

the Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

(ii)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2009

/s/ Patrick Cavanaugh
Patrick Cavanaugh Chief Financial Officer